Non-underlying items	12 Months Ended
Dec. 31, 2024
Non-underlying items
Non-underlying items

10.Non-underlying items

The non-underlying items included in the consolidated income statement are as follows:

	For the years ended December 31,
(Euro thousands)	2024	2023	2022
Net gain on disposals	9,079	3,564	964
Costs in respect of disputes	1,095	(5,305)	—
Government grants	69	2,850	172
Restructuring costs	—	(4,967)	—
Cost related to the Reverse Recapitalization	—	—	(84,193)
Total non-underlying items	10,243	(3,858)	(83,057)

Non-underlying items included the net gains on disposals primarily related to disposal of long-term assets.

The non-underlying cost in respect of disputes primarily related to the claims and legal proceedings the Group was involved that arise in certain non-operating transactions.

Non-underlying items included government grants primarily related to various grants and incentives given by local governments, based on the Group’s operations and developments in those regions.

The non-underlying restructuring costs primarily relate to organizational alignments. These changes aim to optimizing the organizations or processes. These expenses, as a result of the series of decisions, provide the Group with a lower cost base in addition to a stronger focus on the Group’s core activities, quicker decision-making and improvements to efficiency, service and quality.

Costs related to the Reverse Recapitalization include (i) the excess of the fair value of LGHL ordinary shares issued as part of the Reverse Recapitalization and the fair value of PCAC’s identifiable net assets acquired, accounted for in accordance with IFRS 2 and measured based on the closing price of PCAC’s shares of $9.90 per share on December 14, 2022, and (ii) bank services, legal advisors and other consultancy services relating to the Reverse Recapitalization. For additional information related to the Reverse Recapitalization please refer to Note 6.